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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 20, 2005

                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                    0-452              38-1093240
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 (State or other jurisdiction      (Commission          (IRS Employer
        of incorporation)          File Number)      Identification No.)

            100 EAST PATTERSON STREET
                TECUMSEH, MICHIGAN                            49286
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     (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 20, 2005, Tecumseh Products Company (the "Company") entered into a letter agreement with AP Services, LLC pursuant to which certain APServices personnel will provide interim management services for the Company's Engine and Power Train Group (the "Engine Group"). On July 20, 2005, the Company also entered into a letter agreement with AlixPartners, LLC, an affiliate of APS Services, pursuant to which AlixPartners will provide financial and operational consulting services to the Company to improve the operating performance of the Engine Group.

      Under the AP Services agreement, the Company has paid to AP Services a retainer of $250,000, and has agreed to pay certain daily rates and expenses for AP Services' employees who provide interim management services to the Company.

      Under the AlixPartners agreement, the Company has paid to AlixPartners a fixed engagement fee of $850,000 for work to be performed under the AlixPartners agreement and certain consulting services previously performed. In addition to the fixed engagement fee, the Company has agreed to pay certain success fees to AlixPartners based upon the achievement of specified measurable increases the cash flows and operating earnings of the Engine Group during a two-year measurement period beginning February 1, 2006. Under certain circumstances, the Company would be required to make certain payments to AlixPartners in the event the agreement is terminated.

      The foregoing is a summary description of certain terms of the agreements and is qualified entirely by the text of the agreements, a copy of each of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

      Albert A. Koch, a member of the Company's Board of Directors, is a Managing Director of AlixPartners, LLC, but he will not be involved in any of the services performed by AlixPartners or AP Services for the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this report:

Exhibit No.                               Description
-----------     -----------------------------------------------------------
10.1            Letter Agreement with AlixPartners, LLC dated July 20, 2005

10.2            Letter Agreement with AP Services, LLC dated July 20, 2005

99.1            Press release dated July 20, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TECUMSEH PRODUCTS COMPANY

Date: July 20, 2005                By /s/ JAMES S. NICHOLSON
                                      ------------------------------------------
                                      James S. Nicholson
                                      Vice President, Treasurer and Chief
                                        Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------     -----------------------------------------------------------
10.1            Letter Agreement with AlixPartners, LLC dated July 20, 2005

10.2            Letter Agreement with AP Services, LLC dated July 20, 2005

99.1            Press release dated July 20, 2005

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